INVESTMENTS AND ACQUISITIONS - Pro Forma (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Pro forma effects of the acquisition on the results of operations
Total revenues	$ 8,074,268	$ 6,462,580
Net loss attributable to common stockholders	$ (8,332,387)	$ (17,204,805)
Net loss per common share:	$ (0.16)	$ (0.37)
Weighted average number of basic and diluted common shares outstanding	50,895,301	46,965,898